UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2008
PRIVATEBANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	000-25887 (Commission file number)	36-3681151 (I.R.S. employer identification no.)

70 West Madison Chicago, Illinois (Address of principal executive offices)		60602 (Zip Code)
Registrant’s telephone number, including area code: (312) 683-7100
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.—Entry into a Material Definitive Agreement.
     On June 5, 2008, PrivateBancorp, Inc. (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Keefe, Bruyette & Woods, Inc. and Robert W. Baird Co. Incorporated, as representatives of the underwriters listed therein (collectively the “Underwriters”), pursuant to which the Company agreed to sell an aggregate of 4,000,000 shares of common stock of the Company to the Underwriters at a price per share of $32.64. In addition, pursuant to the terms of the Underwriting Agreement, the Company has granted the Underwriters a 30-day option to purchase up to 600,000 additional shares of the Company’s common stock to cover over-allotments, if any. The Company has made certain customary representations, warranties and covenants in the Purchase Agreement concerning the Company and the registration statement related to the offering. The Company also has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
     The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 1.1 to this Form 8-K and is incorporated by reference herein.
Item 8.01—Other Events.
     On June 4, 2008, the Company issued a press release announcing that it had commenced an underwritten public offering of 3.7 million shares of its common stock. A copy of the press release relating to the announcement is attached hereto as Exhibit 99.1 and incorporated herein.
     On June 6, 2008, the Company issued a press release announcing that it had upsized its underwritten public offering to 4.0 million shares of common stock and priced the offering at $34.00 per share. The Company also has granted the underwriters a 30-day option to purchase an additional 600,000 shares to cover over-allotments, if any. A copy of the press release relating to the announcement is attached hereto as Exhibit 99.2 and incorporated by reference herein.
Item 9.01—Financial Statements and Exhibits.

(d) Exhibits
                    Exhibit 1.1—Purchase Agreement, dated June 5, 2008
                    Exhibit 99.1—June 4, 2008 Press Release
                    Exhibit 99.2—June 6, 2008 Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2008	PRIVATEBANCORP, INC.
	By:	/s/Christopher J. Zinksi
Christopher J. Zinksi
General Counsel and Corporate Secretary

EXHIBIT INDEX

Number	Description
Exhibit 1.1	Purchase Agreement, dated June 5, 2008

Exhibit 99.1	Press release dated June 4, 2008

Exhibit 99.2	Press release dated June 6, 2008

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